                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Bob R. Baker
                                        ----------------------------------------
                                        Bob R. Baker

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Frank S. Bayley
                                        ----------------------------------------
                                        Frank S. Bayley

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ James T. Bunch
                                        ----------------------------------------
                                        James T. Bunch

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Bruce L. Crockett
                                        ----------------------------------------
                                        Bruce L. Crockett

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Albert R. Dowden
                                        ----------------------------------------
                                        Albert R. Dowden

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Jack M. Fields
                                        ----------------------------------------
                                        Jack M. Fields

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Martin L. Flanagan
                                        ----------------------------------------
                                        Martin L. Flanagan

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Carl Frischling
                                        ----------------------------------------
                                        Carl Frischling

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Prema Mathai-Davis
                                        ----------------------------------------
                                        Prema Mathai-Davis

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Lewis F. Pennock
                                        ----------------------------------------
                                        Lewis F. Pennock

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Larry Soll
                                        ----------------------------------------
                                        Larry Soll

                                POWER OF ATTORNEY

     I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully takes as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Raymond Stickel, Jr.
                                        ----------------------------------------
                                        Raymond Stickel, Jr.

                                POWER OF ATTORNEY

     I appoint John M. Zerr, to act as my attorney-in-fact and agent, in my capacity as a trustee of the Funds listed below to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements , and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority,

     I grant John M. Zerr, as attorney-in-fact and agent the power of substitution and resubstitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     As used in this Power of Attorney, "Funds" shall mean: AIM Core Allocation Portfolio Series, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust, each a Delaware statutory trust.

     I ratify and confirm any and all acts that John M. Zerr lawfully takes as my attorney-in-fact and agent by virtue of this appointment.

     DATED this March 26, 2008.


                                        /s/ Philip A. Taylor
                                        ----------------------------------------
                                        Philip A. Taylor